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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2000

RURAL CELLULAR CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota (State or Other Jurisdiction of Incorporation)
0-27416 (Commission File Number)	41-1693295 (IRS Employer Identification No.)
3905 Dakota Street S.W., Alexandria, Minnesota (Address of principal executive offices)	56308 (zip code)

Registrant's Telephone Number, Including Area Code  (320) 762-2000

Former Name or Former Address, if Changed Since Last Report

Item 9.  Regulation FD Disclosure.

    On April 1, 2000 Rural Cellular Corporation's ("RCC") subsidiary, RCC Holdings, Inc. completed its $1.230 billion acquisition of the licenses, operations, and related assets of Triton Cellular Partners, L.P. ("Triton Cellular"). Starting in the fourth quarter of 2000, RCC will no longer show Wireless Alliance as a business segment in its press releases and SEC filings because its operations are not material to RCC's operations as a whole.

    Therefore, for informational purposes only, RCC is furnishing under Item 9 of this Current Report on Form 8-K, the following unaudited pro forma operating data for the seven quarters ended September 30, 2000 and the year ended December 31, 1999, which assume that both the acquisition of Triton Cellular and the discontinuance of Wireless Alliance as a segment had occurred as of January 1, 1999.

    The unaudited pro forma financial data are based on currently available information and assumptions that RCC believes to be reasonable. This summary is not necessarily indicative of what the results of operations of RCC and Triton Cellular would have been if they had been a single entity during such period, nor does it purport to represent results of operations for any future periods.

    The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

	Unaudited Pro forma Condensed Consolidated Statements of Operations and Key Indicators
	Three months ended				Year ended	Three months ended			Nine Months ended
	March 31, 1999	June 30, 1999	Sept. 30, 1999	Dec. 31, 1999	Dec. 31, 1999	March 31, 2000	June 30, 2000	Sept. 30, 2000	Sept. 30, 2000
	(In thousands, except key indicators)
Revenues:
Service	$51,199	$56,427	$59,993	$59,309	$226,928	$59,989	$66,608	$69,936	$196,533
Roaming	18,578	23,759	35,317	25,955	103,609	23,895	27,138	35,409	86,442
Equipment	2,728	3,245	4,637	4,027	14,637	4,993	6,011	4,800	15,804

Total revenues	72,505	83,431	99,947	89,291	345,174	88,877	99,757	110,145	298,779
Network costs	18,481	18,898	20,985	20,109	78,473	20,254	23,643	26,088	69,985
Cost of equipment sales	4,486	5,346	6,253	6,420	22,505	8,887	10,713	8,125	27,725
Selling, general and administrative	21,759	23,601	26,999	27,399	99,758	26,805	25,216	27,007	79,028
Depreciation	23,836	26,691	23,934	26,611	101,072	28,389	25,795	26,687	80,871

	68,562	74,536	78,171	80,539	301,808	84,335	85,367	87,907	257,609
Operating income (loss)	$3,943	$8,895	$21,776	$8,752	$43,366	$4,542	$14,390	$22,238	$41,170
EBITDA	$27,779	$35,586	$45,710	$35,363	$144,438	$32,931	$40,185	$48,925	$122,041
EBITDA margin	38.3%	42.7%	45.7%	39.6%	41.8%	37.1%	40.3%	44.4%	40.8%
Key indicators for post and prepaid wireless voice customers
Customers	384,502	404,687	425,532	449,618	449,618	469,671	493,022	513,653	513,653
Penetration:	7.1%	7.4%	7.8%	8.3%	8.3%	8.6%	9.1%	9.4%	9.4%
*ARPU:	N/A	N/A	N/A	N/A	N/A	$57	$62	$66	$62
*Acquisition cost per customer:	N/A	N/A	N/A	N/A	N/A	$432	$337	$320	$349
*Retention: (excluding prepaids)	N/A	N/A	N/A	N/A	N/A	98.0%	98.3%	98.3%	98.2%
*
First quarter 2000 and nine month period ended September 30, 2000 do not include the pro forma effect of the acquisition of Triton Cellular.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2000	RURAL CELLULAR CORPORATION
	By:	/s/ RICHARD P. EKSTRAND Richard P. Ekstrand President and Chief Executive Officer

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SIGNATURES